Exhibit 99.2

CERTIFICATE PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report (the “Report”) on the Form 10-Q of Canterbury Resources, Inc. (the “Company”) for the six months ended June 30, 2009, as filed with the Securities and Exchange Commission on the date hereof, I, Bruce A. Wetherall, Chief Executive Officer, President, Chief Financial Officer, Secretary Treasurer and Director, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

1.    The Quarterly Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934, as amended; and

2.     The information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date:  August 13, 2009

BRUCE A. WETHERALL
Bruce A. Wetherall
Chief Executive Officer, President
Chief Financial Officer, Secretary
Treasurer and Director